UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

CORNER GROWTH ACQUISITION CORP. 2
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40510	98-1582723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway, #6592 Albany, NY	12207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

 251 Lytton Avenue, Suite 200

Palo Alto, California 94301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	TRONU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	TRON	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On September 26, 2024, Corner Growth Acquisition Corp. 2 (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm and on October 2, 2024 appointed Victor Mokuolu, CPA PLLC (“VMCPA”) to replace Marcum. The decision to dismiss Marcum and replace them with VMCPA was approved by the Board of Directors of the Company.

Marcum’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Marcum’s Independent Auditor’s Report dated April 1, 2024 expressed substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through September 26, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K other than the material weaknesses in the Company’s internal controls identified by management related to the controls around the interpretation and accounting for certain complex financial instruments.

The Company provided Marcum with a copy of the above disclosures and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Marcum’s letter dated September 30, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) During the Company’s fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through October 2, 2024, neither the Company nor anyone on its behalf has consulted with VMCPA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that VMCPA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No. Description of Exhibit

16.1	Letter from Marcum LLP addressed to the Securities and Exchange Commission dated September 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corner Growth Acquisition Corp. 2

Date: October 2, 2024	By:	/s/ Hao Tian
	Name:	Hao Tian
	Title:	Chief Executive Officer

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